EXHIBIT 10.9

ASSIGNMENT OF SECURITY INSTRUMENT

(Revision Date 11-01-2000)

FOR VALUABLE CONSIDERATION, DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a corporation, organized and existing under the laws of the State of Delaware (the “Assignor”), having its principal office at One Beacon Street, 14th Floor, Boston, Massachusetts 02108, hereby assigns, grants, sells and transfers to the FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States (the “Assignee”), having its principal place of business at 8200 Jones Branch Drive, McLean, Virginia 22102, and the Assignee’s successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the Multifamily Mortgage, Assignment of Rents and Security Agreement dated July 28,2011, entered into by EVERGREEN AT COURSEY PLACE, LLC, a Delaware limited liability company (the “Borrower”) for the benefit of the Assignor, securing an indebtedness of the Borrower to the Assignor in the principal amount of Twenty-Eight Million Five Hundred Thousand and 00/100 Dollars ($28,500,000.00), and recorded in the land records of East Baton Rouge Parish, Louisiana, immediately prior hereto (the “Instrument”), which indebtedness is secured by the property described in Exhibit A, attached to this Assignment and incorporated into it by this reference.

Together with the note or other obligation described in the Instrument and all obligations secured by the Instrument now or in the future.

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IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the 28th day of July, 2011.

ASSIGNOR:

DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a Delaware corporation

By:	/s/ Nancy Spokowski
Name:	Nancy Spokowski
Title:	Vice President

By:	/s/ Vincent S. Durant
Name:	VINCENT S. DURANT
Title:	AUTHORIZED SIGNATORY

COMMONWEALTH OF MASSACHUSETTS

County of Suffolk

On this 27th day of July, 2011, before me, the undersigned notary public, personally appeared Nancy Spokowski, an officer of Deutsche Bank Berkshire Mortgage, Inc., proved to me through satisfactory evidence of identification, which was a License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ George Eugene Moore
Notary Public
My commission expires: February 18, 2016

COMMONWEALTH OF MASSACHUSETTS

County of Suffolk

On this 27th day of July, 2011, before me, the undersigned notary public, personally appeared Vincent Durant, an Authorized Signatory of Deutsche Bank Berkshire Mortgage, Inc., proved to me through satisfactory evidence of identification, which was a License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ George Eugene Moore
Notary Public [Affix Seal]
My commission expires: February 18, 2016

EXHIBIT A

Legal Description

Tract Y-2 according to the Map Showing Subdivision of Tract X-2-A and the Remainder of Tract Y into Tracts Y-l, Y-2 & Y-3, Frank Benoit, Inc., Property, recorded as Original 484, Bundle 11310, of the records of East Baton Rouge Parish, Louisiana (the “Map”), which Tract Y-2 is more particularly described as follows:

A CERTAIN TRACT OR PARCEL OF LAND LOCATED IN SECTIONS 29 AND 52, TOWNSHIP 7 SOUTH, RANGE 2 EAST, GREENSBURG LAND DISTRICT, EAST BATON ROUGE PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Commencing at the northwest corner of Section 28, at the intersection of Sections 29 and 52, said corner being the POINT OF BEGINNING;

Thence proceed South 00°15’26” East, a distance of 799.49 feet to a point and corner;

Thence proceed South 89°38’34” West, a distance of 528.19 feet to a point and corner;

Thence proceed along the arc of a curve to the left, having a delta angle of 24°42’06”, a radius of 359.27 feet, a length of 154.89 feet, a chord bearing of South 01°15’34” East, and a chord distance of 153.69 feet to a point and corner;

Thence proceed South 13°36’37” East, a distance of 23.65 feet to a point and corner;

Thence proceed along the arc of a curve to the right, having a delta angle of 04°27’01”, a radius of 220.73 feet, a length of 17.14 feet, a chord bearing of South 11°23’06” East, and a chord distance of 17.14 feet to a point and corner;

Thence proceed South 09°09’36” East, a distance of 147.89 feet to a point and corner;

Thence proceed South 21°40’58” East, a distance of 23.23 feet to a point and corner;

Thence proceed along the arc of a curve to the left, having a delta angle of 02°18’21” a radius of 1604.63 feet, a length of 64.57 feet, a chord bearing of South 81°40’56” West, and a chord distance of 64.57 feet to a point and corner;

Thence proceed along the arc of a curve to the right, having a delta angle of 01°43’54”, a radius of 1504.63 feet, a length of 45.48 feet, a chord bearing of South 80°57’14” West, and a chord distance of 45.47 feet to a point and corner;

Thence proceed North 03°24’33” East, a distance of 22.98 feet to a point and corner;

Thence proceed North 09°09’36” West, a distance of 144.38 feet to a point and corner;

Thence proceed along the arc of a curve to the right, having a delta angle of 25°14’41”, a radius of 435.73 feet, a length of 191.98 feet, a chord bearing of North 03°27’45” East, and a chord distance of 190.43 feet to a point and corner;

Thence proceed South 89°38’34” West, a distance of 195.77 feet to a point and corner;

Thence proceed North 00°26’43” West, a distance of 88.67 feet to a point and corner;

Thence proceed North 45°43’50” West, a distance of 551.09 feet to a point and corner;

Thence proceed North 51°31’49” East, a distance of 1,528.55 feet to a point and corner;

Thence proceed North 89°25’48” East, a distance of 114.71 feet to a point and corner;

Thence proceed South 01°12’26” East, a distance of 231.92 feet to a point and corner;

Thence proceed South 00°14’42” East, a distance of 413.36 feet to a point and corner;

Thence proceed North 70°19’05” West, a distance of 135.94 feet to the POINT OF BEGINNING.